THE ARBITRAGE FUNDS

                        Supplement dated January 9, 2004
            to Prospectus of The Arbitrage Fund dated October 1, 2003

             CLOSING OF THE ARBITRAGE FUND TO NEW INVESTOR PURCHASES

Effective at the close of business on January 30, 2004, The Arbitrage Fund Class R shares (ARBFX) will close to new investors, except as described below.

Effective at the close of business on February 27, 2004, The Arbitrage Fund Class I shares (ARBNX) will close to new investors, except as described below.

IF YOU ARE A SHAREHOLDER IN EITHER CLASS OF SHARES AT THE TIME OF THEIR RESPECTIVE CLOSE DATE, YOU MAY CONTINUE TO MAKE ADDITIONAL INVESTMENTS IN YOUR ESTABLISHED ACCOUNT IN THE FUND AND REINVEST YOUR DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YOU MAY OPEN A NEW ACCOUNT IN THE ARBITRAGE FUND AFTER THE RESPECTIVE SHARE CLASS CLOSINGS IF:

     o You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund.

     o You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund.

     o You are a client of a financial advisor, planner or financial intermediary who had client assets invested in the Fund as of the date on which the Fund closed.

An employee benefit plan that is a shareholder in the Fund may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

The Fund reserves the right to re-open the Fund or to modify the extent to which future sales of shares are limited.